                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

        NUVEEN INSURED NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NKO)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois
MARCH 22, 2005                                                60606
                                                              (800) 257-8787

FEBRUARY 17, 2005

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NAN)
NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXK)
NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQN) NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC. (NNY)
NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC. (NNP) NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC. (NUN)
NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC. (NVN)
NUVEEN INSURED NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NKO) NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC. (NNF) NUVEEN INSURED NEW YORK TAX-FREE ADVANTAGE MUNICIPAL FUND (NRK) NUVEEN REAL ESTATE INCOME FUND (JRS)
NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND (JDD)
NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND (JPC)
NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2 (JQC)
NUVEEN QUALITY PREFERRED INCOME FUND (JTP)
NUVEEN QUALITY PREFERRED INCOME FUND 2 (JPS)
NUVEEN QUALITY PREFERRED INCOME FUND 3 (JHP)
NUVEEN TAX-ADVANTAGED TOTAL RETURN STRATEGY FUND (JTA)

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen New York Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen Insured New York Dividend Advantage Municipal Fund, Nuveen Insured New York Tax-Free Advantage Municipal Fund, Nuveen Real Estate Income Fund ("Real Estate"), Nuveen Diversified Dividend and Income Fund ("Diversified Dividend"), Nuveen Preferred and Convertible Income Fund ("Preferred Convertible"), Nuveen Preferred and Convertible Income Fund 2 ("Preferred Convertible 2"), Nuveen Quality Preferred Income Fund ("Quality Preferred"), Nuveen Quality Preferred Income Fund 2 ("Quality Preferred 2"), Nuveen Quality Preferred Income Fund 3 ("Quality Preferred 3") and Nuveen Tax-Advantaged Total Return Strategy Fund ("Tax-Advantaged"), each a Massachusetts business trust, and Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Municipal Value Fund, Inc. ("New York Value"), Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc. and Nuveen Insured New York Premium Income Municipal Fund, Inc., each a Minnesota corporation (individually, a "Fund" and collectively, the "Funds"), will be held in the 31st Floor Conference Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Tuesday, March 22, 2005, at 10:00 a.m., Chicago time (for each Fund, an "Annual Meeting"), for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting.

MATTERS TO BE VOTED ON BY SHAREHOLDERS:

1. To elect Members to the Board of Directors/Trustees (each a "Board" and each Director or Trustee a "Board Member") of each Fund as outlined below:

     a. For each Fund, except New York Value, Real Estate and Diversified Dividend, to elect nine (9) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

        i) seven (7) Board Members to be elected by the holders of Common Shares and FundPreferred shares for Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2, Quality Preferred 3 and Tax-Advantaged; and Municipal Auction Rate Cumulative Preferred Shares for each other Fund (collectively, "Preferred Shares"), voting together as a single class; and

        ii) two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

     b. For Real Estate and Diversified Dividend, to elect eight (8) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

        i) six (6) Board Members to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and

        ii) two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

     c. For New York Value, to elect five (5) Board Members for multiple year terms or until their successors shall have been duly elected and qualified.

2. To transact such other business as may properly come before the Annual
Meeting.

Shareholders of record at the close of business on January 24, 2005 are entitled to notice of and to vote at the Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Jessica R. Droeger
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
                                                              Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

FEBRUARY 17, 2005

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NAN)
NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXK)
NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQN) NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC. (NNY)
NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC. (NNP) NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC. (NUN)
NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC. (NVN)
NUVEEN INSURED NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NKO) NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC. (NNF) NUVEEN INSURED NEW YORK TAX-FREE ADVANTAGE MUNICIPAL FUND (NRK) NUVEEN REAL ESTATE INCOME FUND (JRS)
NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND (JDD)
NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND (JPC)
NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2 (JQC)
NUVEEN QUALITY PREFERRED INCOME FUND (JTP)
NUVEEN QUALITY PREFERRED INCOME FUND 2 (JPS)
NUVEEN QUALITY PREFERRED INCOME FUND 3 (JHP)
NUVEEN TAX-ADVANTAGED TOTAL RETURN STRATEGY FUND (JTA)

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each a "Board" and collectively, the "Boards," and each Director or Trustee a "Board Member" and collectively, the "Board Members") of each of Nuveen New York Dividend Advantage Municipal Fund ("New York Dividend"), Nuveen New York Dividend Advantage Municipal Fund 2 ("New York Dividend 2"), Nuveen Insured New York Dividend Advantage Municipal Fund ("Insured New York Dividend"), Nuveen Insured New York Tax-Free Advantage Municipal Fund ("Insured New York Tax-Free"), Nuveen Real Estate Income Fund ("Real Estate"), Nuveen Diversified Dividend and Income Fund ("Diversified Dividend"), Nuveen Preferred and Convertible Income Fund ("Preferred Convertible"), Nuveen Preferred and Convertible Income Fund 2 ("Preferred Convertible 2"), Nuveen Quality Preferred Income Fund ("Quality Preferred"), Nuveen Quality Preferred Income Fund 2 ("Quality Preferred 2"), Nuveen Quality Preferred Income Fund 3 ("Quality Preferred 3") and Nuveen Tax-Advantaged Total Return Strategy Fund ("Tax-Advantaged"), each a Massachusetts business trust (collectively, the "Massachusetts Business Trusts"), and Nuveen New York Investment Quality Municipal Fund, Inc. ("New York Investment Quality"), Nuveen New York Municipal Value Fund, Inc. ("New York Value"), Nuveen New York Performance Plus Municipal Fund, Inc. ("New York Performance Plus"), Nuveen New York Quality Income Municipal Fund, Inc. ("New York Quality"), Nuveen New York Select Quality Municipal Fund, Inc. ("New York Select") and Nuveen Insured New York Premium Income Municipal Fund, Inc. ("Insured New

York Premium") (New York Dividend, New York Dividend 2, New York Investment Quality, New York Value, New York Performance Plus, New York Quality, New York Select, Insured New York Dividend, Insured New York Premium and Insured New York Tax-Free are collectively the "New York Funds"), each a Minnesota corporation (collectively, the "Minnesota Corporations") (the Massachusetts Business Trusts and Minnesota Corporations are each a "Fund" and collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders to be held in the 31st Floor Conference Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Tuesday, March 22, 2005, at 10:00 a.m., Chicago time (for each Fund, an "Annual Meeting" and collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

This Joint Proxy Statement is first being mailed to shareholders on or about February 17, 2005.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

  ----------------------------------------------------------------------------------------
   MATTER                                              COMMON SHARES   PREFERRED SHARES(1)
  ----------------------------------------------------------------------------------------
  1a(i).    Election of seven (7) Board Members by           X                 X
            all shareholders (except New York Value,
            Real Estate and Diversified Dividend)
  ----------------------------------------------------------------------------------------
  a(ii).    Election of two (2) Board Members by                               X
            Preferred Shares only (except New York
            Value, Real Estate and Diversified
            Dividend)
  ----------------------------------------------------------------------------------------
  b(i).     Election of six (6) Board Members for            X                 X
            Real Estate and Diversified Dividend by
            all shareholders
  ----------------------------------------------------------------------------------------
  b(ii).    Election of two (2) Board Members for                              X
            Real Estate and Diversified Dividend by
            Preferred Shares only
  ----------------------------------------------------------------------------------------
  c.        Election of five (5) Board Members for           X                N/A
            New York Value by all shareholders
  ----------------------------------------------------------------------------------------

(1) FundPreferred shares for Real Estate, Diversified Dividend, Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2, Quality Preferred 3 and Tax-Advantaged; and Municipal Auction Rate Cumulative Preferred Shares ("MuniPreferred") for each other Fund are referred to as "Preferred Shares."

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of Preferred Shares of each Fund (except New York Value),
33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the proposal to elect nominees for each of the Massachusetts Business Trusts, abstentions and broker non-votes will have no effect on the election of Board Members. For purposes of determining the approval of the proposal to elect nominees for each of the Minnesota Corporations, abstentions and broker non-votes will have the effect of a vote against the election of Board Members. The details of the proposal to be voted on by the shareholders and the vote required for approval of the proposal is set forth under the description of the proposal below.

Preferred Shares held in "street name" as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as "broker non-votes" may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all Preferred shareholders as a class who have voted on the proposal or in the same proportion as the votes cast by all Preferred shareholders of the Fund who have voted on that item. Rule 452 permits proportionate voting of Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares "voted" and, for the purpose of meeting the 10% test, abstentions will not be treated as shares "voted" against the item.

Those persons who were shareholders of record at the close of business on January 24, 2005 will be entitled to one vote for each share held. As of January 24, 2005, the shares of the Funds were issued and outstanding as follows:

----------------------------------------------------------------------------------------
         FUND            TICKER SYMBOL*       COMMON SHARES         PREFERRED SHARES
----------------------------------------------------------------------------------------
 New York Dividend             NAN               9,915,882           2,760 Series F
----------------------------------------------------------------------------------------
 New York Dividend 2           NXK               6,457,000           1,880 Series W
----------------------------------------------------------------------------------------
 New York Investment           NQN              17,720,933             960 Series M
 Quality                                                             2,400 Series T
                                                                     2,400 Series F
----------------------------------------------------------------------------------------
 New York Value                NNY              15,120,364           N/A
----------------------------------------------------------------------------------------
 New York Performance          NNP              14,977,135           1,600 Series M
 Plus
                                                                       800 Series T
                                                                     2,000 Series W
                                                                       572 Series F
----------------------------------------------------------------------------------------
 New York Quality              NUN              24,083,739           2,200 Series M
                                                                     2,200 Series W
                                                                     2,400 Series TH
                                                                     1,080 Series F
----------------------------------------------------------------------------------------
 New York Select               NVN              23,435,202           1,720 Series T
                                                                     2,400 Series W
                                                                     3,600 Series TH
----------------------------------------------------------------------------------------
 Insured New York              NKO               7,957,934           2,440 Series TH
 Dividend
----------------------------------------------------------------------------------------
 Insured New York              NNF               8,329,215           1,320 Series M
 Premium
                                                                     1,280 Series T
----------------------------------------------------------------------------------------
 Insured New York              NRK               3,512,848           1,080 Series TH
 Tax-Free
----------------------------------------------------------------------------------------
 Real Estate                   JRS              28,136,413           1,720 Series M
                                                                     1,720 Series T
                                                                     1,720 Series W
                                                                     1,720 Series F
----------------------------------------------------------------------------------------
 Diversified Dividend          JDD              20,145,123           2,400 Series T
                                                                     2,400 Series W
----------------------------------------------------------------------------------------
 Preferred Convertible         JPC             100,123,177           4,720 Series M
                                                                     4,720 Series T
                                                                     4,720 Series W
                                                                     4,720 Series TH
                                                                     4,720 Series F
                                                                     4,720 Series F2
----------------------------------------------------------------------------------------
 Preferred Convertible         JQC             141,007,000           3,860 Series M
 2
                                                                     3,860 Series M2
                                                                     3,860 Series T
                                                                     3,860 Series T2
                                                                     3,860 Series W
                                                                     3,860 Series W2
                                                                     3,860 Series TH
                                                                     3,860 Series TH2
                                                                     3,860 Series F
                                                                     3,860 Series F2
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
         FUND            TICKER SYMBOL*       COMMON SHARES         PREFERRED SHARES
----------------------------------------------------------------------------------------
 Quality Preferred             JTP              64,462,104           3,520 Series M
                                                                     3,520 Series T
                                                                     3,520 Series W
                                                                     3,520 Series TH
                                                                     3,520 Series F
----------------------------------------------------------------------------------------
 Quality Preferred 2           JPS             119,541,842           4,800 Series M
                                                                     4,800 Series T
                                                                     4,000 Series T2
                                                                     4,800 Series W
                                                                     4,800 Series TH
                                                                     4,000 Series TH2
                                                                     4,800 Series F
----------------------------------------------------------------------------------------
 Quality Preferred 3           JHP              23,642,721           3,320 Series M
                                                                     3,320 Series TH
----------------------------------------------------------------------------------------
 Tax-Advantaged                JTA              13,855,240           1,800 Series W
----------------------------------------------------------------------------------------

* The common shares of all of the Funds are listed on the New York Stock Exchange, except NXK, NKO, NRK and JRS, which are listed on the American Stock Exchange.

ELECTION OF BOARD MEMBERS

GENERAL

At each Fund's Annual Meeting, Board Members are to be elected to serve until the next Annual Meeting or until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents (except New York Value), under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Pursuant to the organizational documents of New York Value, the Board is divided into three classes, with each class being elected to serve a term of three years. For New York Value, five (5) Board Members are nominated to be elected at this meeting to serve for multiple year terms.

A. FOR EACH FUND EXCEPT NEW YORK VALUE, REAL ESTATE AND DIVERSIFIED DIVIDEND:

     (i) seven (7) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Bremner, Brown, Evans, Hunter, Kundert, Stockdale and Sunshine are nominees for election by all shareholders.

     (ii) holders of Preferred Shares, each series voting together as a single class, are entitled to elect two (2) of the Board Members. Board Members Schneider and Schwertfeger are nominees for election by holders of Preferred Shares.

B. FOR REAL ESTATE AND DIVERSIFIED DIVIDEND:

     (i) six (6) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Bremner, Brown, Evans, Hunter, Stockdale and Sunshine are nominees for election by all shareholders.

     (ii) holders of Preferred Shares, each series voting together as a single class, are entitled to elect two (2) of the Board Members. Board Members Schneider and Schwertfeger are nominees for election by holders of Preferred Shares.

C. FOR NEW YORK VALUE: The Board of New York Value has designated Board Members Brown and Schwertfeger as Class I Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2007, and until their successors have been duly elected and qualified. The Board of New York Value has designated Board Members Hunter, Kundert and Sunshine as Class II Board Members, and as nominees for a term expiring at the annual meeting of shareholders in 2008. The remaining Board Members Bremner, Evans, Schneider and Stockdale are current and continuing Board Members. The Board of New York Value has designated Board Members Bremner, Evans, Schneider and Stockdale as continuing Class III Board Members for terms that expire in 2006.

For each Minnesota Corporation, the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Minnesota Corporation. For each Massachusetts Business Trust, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Massachusetts Business Trust.

Under each Fund's retirement policy for Board Members who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), ("Independent Board Members"), which provides that Independent Board Members will retire at the earlier of age 72 or after board service of 15 years, former Board Members Thomas E. Leafstrand and Sheila W. Wellington retired on June 30, 2004 and will therefore not stand for re-election. In addition, former Board Members Anne E. Impellizzeri, William L. Kissick and Peter R. Sawers, who did not reach the age or service period at which retirement would be called for under the retirement policy, also retired on June 30, 2004 and will therefore not stand for re-election. Former Board Member William E. Bennett, who also did not reach the age or service period at which retirement would be called for under the retirement policy, resigned effective April 30, 2004 and will therefore not stand for re-election.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund's present Board.

Except for New York Value, Real Estate, Diversified Dividend, Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2, Quality Preferred 3 and Tax-Advantaged, all Board Member nominees, except Board Members Hunter, Kundert and Sunshine, were last elected to each Fund's Board at the annual meeting of shareholders held on December 17, 2003. All nominees to the Board of Real Estate and Diversified Dividend, except Messrs. Hunter and Sunshine, were last elected to the Board of Real Estate and Diversified Dividend at the annual meeting of shareholders held on January 20, 2004 and March 24, 2004, respectively. All Board Member nominees, except Messrs. Kundert and Sunshine, were last elected to the Board of Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2 and Quality Preferred 3 at the annual meeting of shareholders held on November 17, 2004. Board Members Bremner, Evans, Schneider and

Stockdale were last elected as Class III members of the Board of New York Value at the annual meeting of shareholders held on December 17, 2003. Board Members Brown and Schwertfeger were last elected as Class I members of the Board of New York Value at the annual meeting of shareholders held on December 19, 2001. This is the first Annual Meeting of Tax-Advantaged. All Board Member nominees of Tax-Advantaged, except Messrs. Hunter, Kundert and Sunshine, were elected by the initial shareholder of the Fund, Nuveen Institutional Advisory Corp., on January 12, 2004. Mr. Hunter was appointed on February 15, 2004 and May 16, 2004 to the Boards of the Minnesota Corporations and Massachusetts Business Trusts, respectively. In November 2004, Messrs. Kundert and Sunshine were appointed to the each Fund's Board effective February 23, 2005, except Mr. Kundert was not appointed to the Boards of Real Estate and Diversified Dividend. Messrs. Hunter, Kundert and Sunshine are presented in this Joint Proxy Statement as nominees for election by shareholders and were nominated by the nominating and governance committee of each Fund's Board, except Mr. Kundert was not nominated to the Boards of Real Estate and Diversified Dividend.

Other than Mr. Schwertfeger, none of the Board Member nominees has ever been a director or an employee of Nuveen Investments, Inc. ("Nuveen"), the parent company of Nuveen Asset Management (the "Adviser"), or any affiliate.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED HEREIN.

BOARD NOMINEES

                                                                               NUMBER OF
                                                                               PORTFOLIOS IN   OTHER
                       POSITION(S)  TERM OF OFFICE                             FUND COMPLEX    DIRECTORSHIPS
NAME, ADDRESS          HELD WITH    AND LENGTH OF   PRINCIPAL OCCUPATION(S)    OVERSEEN BY     HELD BY BOARD
AND BIRTH DATE         FUND         TIME SERVED**   DURING PAST 5 YEARS        BOARD MEMBER    MEMBER
------------------------------------------------------------------------------------------------------------
Nominees who are not
interested persons of
the Funds
Robert P. Bremner      Board        Term: Annual    Private Investor and            153        N/A
c/o Nuveen             Member       Length of       Management Consultant.
Investments, Inc.                   Service: Since
333 West Wacker Drive               1996
Chicago, IL 60606
(8/22/40)
Lawrence H. Brown      Board        Term: Annual    Retired (1989) as Senior        153        See Principal
c/o Nuveen             Member       Length of       Vice President of The                      Occupation
Investments, Inc.                   Service: Since  Northern Trust Company;                    Description
333 West Wacker Drive               1993            Director, Community
Chicago, IL 60606                                   Advisory Board for
(7/29/34)                                           Highland Park and
                                                    Highwood, United Way of
                                                    the North Shore (since
                                                    2002).

                                                                               NUMBER OF
                                                                               PORTFOLIOS IN   OTHER
                       POSITION(S)  TERM OF OFFICE                             FUND COMPLEX    DIRECTORSHIPS
NAME, ADDRESS          HELD WITH    AND LENGTH OF   PRINCIPAL OCCUPATION(S)    OVERSEEN BY     HELD BY BOARD
AND BIRTH DATE         FUND         TIME SERVED**   DURING PAST 5 YEARS        BOARD MEMBER    MEMBER
------------------------------------------------------------------------------------------------------------
Jack B. Evans          Board        Term: Annual    President, The                  153        See Principal
c/o Nuveen             Member       Length of       Hall-Perrine Foundation,                   Occupation
Investments, Inc.                   Service: Since  a private philanthropic                    Description
333 West Wacker Drive               1999            corporation (since 1996);
Chicago, IL 60606                                   Director and Vice
(10/22/48)                                          Chairman, United Fire
                                                    Group, a publicly held
                                                    company; Adjunct Faculty
                                                    Member, University of
                                                    Iowa; Director, Gazette
                                                    Companies; Life Trustee
                                                    of Coe College; Director,
                                                    Iowa College Foundation;
                                                    formerly, Director,
                                                    Alliant Energy; formerly,
                                                    Director, Federal Reserve
                                                    Bank of Chicago;
                                                    previously, President and
                                                    Chief Operating Officer,
                                                    SCI Financial Group,
                                                    Inc., a regional
                                                    financial services firm.
William C. Hunter      Board        Term: Annual    Dean and Distinguished          153        See Principal
c/o Nuveen             Member       Length of       Professor of Finance,                      Occupation
Investments, Inc.                   Service: Since  School of Business at the                  Description
333 West Wacker Drive               2004            University of
Chicago, IL 60606                                   Connecticut; previously,
(3/6/48)                                            Senior Vice President and
                                                    Director of Research at
                                                    the Federal Reserve Bank
                                                    of Chicago
                                                    (1995 -- 2003); Director,
                                                    Credit Research Center at
                                                    Georgetown University;
                                                    Director (since 2004) of
                                                    Xerox Corporation, a
                                                    publicly held company.
David J. Kundert       Board        Term: Annual    Retired (2004) as               151        See Principal
c/o Nuveen             Member       Length of       Chairman, JPMorgan                         Occupation
Investments, Inc.                   Service: Since  Fleming Asset Management,                  Description
333 West Wacker Drive               2005            President and CEO, Banc
Chicago, IL 60606                                   One Investment Advisors
(10/28/42)                                          Corporation, and
                                                    President, One Group
                                                    Mutual Funds; prior
                                                    thereto, Executive Vice
                                                    President, Bank One
                                                    Corporation and Chairman
                                                    and CEO, Banc One
                                                    Investment Management
                                                    Group; Board of Regents,
                                                    Luther College; currently
                                                    a member of the American
                                                    and Wisconsin Bar
                                                    Associations.

                                                                               NUMBER OF
                                                                               PORTFOLIOS IN   OTHER
                       POSITION(S)  TERM OF OFFICE                             FUND COMPLEX    DIRECTORSHIPS
NAME, ADDRESS          HELD WITH    AND LENGTH OF   PRINCIPAL OCCUPATION(S)    OVERSEEN BY     HELD BY BOARD
AND BIRTH DATE         FUND         TIME SERVED**   DURING PAST 5 YEARS        BOARD MEMBER    MEMBER
------------------------------------------------------------------------------------------------------------
William J. Schneider   Board        Term: Annual    Chairman, formerly,             153        See Principal
c/o Nuveen             Member       Length of       Senior Partner and Chief                   Occupation
Investments, Inc.                   Service: Since  Operating Officer,                         Description
333 West Wacker Drive               1996            Miller-Valentine Partners
Chicago, IL 60606                                   Ltd., a real estate
(9/24/44)                                           investment company;
                                                    formerly, Vice President,
                                                    Miller-Valentine Realty,
                                                    a construction company;
                                                    Director, Chair of the
                                                    Finance Committee and
                                                    Member of the Audit
                                                    Committee of Premier
                                                    Health Partners, the
                                                    not-for-profit parent
                                                    company of Miami Valley
                                                    Hospital; President of
                                                    the Dayton Philharmonic
                                                    Orchestra Association;
                                                    Director and Immediate
                                                    Past Chair, Dayton
                                                    Development Coalition;
                                                    formerly, Member,
                                                    Community Advisory Board,
                                                    National City Bank,
                                                    Dayton, Ohio; and
                                                    Business Advisory
                                                    Council, Cleveland
                                                    Federal Reserve Bank.
Judith M. Stockdale    Board        Term: Annual    Executive Director,             153        N/A
c/o Nuveen             Member       Length of       Gaylord and Dorothy
Investments, Inc                    Service: Since  Donnelley Foundation
333 West Wacker Drive               1997            (since 1994); prior
Chicago, IL 60606                                   thereto, Executive
(12/29/47)                                          Director, Great Lakes
                                                    Protection Fund (from
                                                    1990 to 1994).
Eugene S. Sunshine     Board        Term: Annual    Senior Vice President for       153        See Principal
c/o Nuveen             Member       Length of       Business and Finance                       Occupation
Investments, Inc.                   Service: Since  (since 1997),                              Description
333 West Wacker Drive               2005            Northwestern University;
Chicago, IL 60606                                   Director (since 2003),
(1/22/50)                                           Chicago Board of Options
                                                    Exchange; Director (since
                                                    2003), National Mentor
                                                    Holdings, a privately-
                                                    held, national provider
                                                    of home and
                                                    community-based services;
                                                    Chairman (since 1997),
                                                    Board of Directors,
                                                    Rubicon, an insurance
                                                    company owned by
                                                    Northwestern University;
                                                    Director (since 1997),
                                                    Evanston Chamber of
                                                    Commerce and Evanston
                                                    Inventure, a business
                                                    development organization.

                                                                                 NUMBER OF
                                                                                 PORTFOLIOS IN   OTHER
                                                                                 FUND COMPLEX    DIRECTORSHIPS
                       POSITION(S)  TERM OF OFFICE                               OVERSEEN BY     HELD BY
NAME, ADDRESS          HELD WITH    AND LENGTH OF   PRINCIPAL OCCUPATION(S)      BOARD           BOARD
AND BIRTH DATE         FUND         TIME SERVED**   DURING PAST 5 YEARS          MEMBER          MEMBER
--------------------------------------------------------------------------------------------------------------
Nominee who is an
interested person of
the Funds
*Timothy R.            Chairman of  Term: Annual    Chairman and Director             153        See Principal
Schwertfeger           the Board    Length of       (since 1996) of Nuveen                       Occupation
333 West Wacker Drive  and Board    Service: Since  Investments, Inc. and                        Description
Chicago, IL 60606      Member       1996            Nuveen Investments, LLC;
(3/28/49)                                           Chairman and Director
                                                    (since 1997) of Nuveen
                                                    Asset Management; Director
                                                    (since 1996) of
                                                    Institutional Capital
                                                    Corporation; Chairman and
                                                    Director (since 1999) of
                                                    Rittenhouse Asset
                                                    Management, Inc.; Chairman
                                                    of Nuveen Investments
                                                    Advisers, Inc. (since
                                                    2002); Director (from 1992
                                                    to 2004) and Chairman (from
                                                    1996 to 2004) of Nuveen
                                                    Advisory Corp. and Nuveen
                                                    Institutional Advisory
                                                    Corp.***
--------------------------------------------------------------------------------------------------------------

 * "Interested person" as defined in the 1940 Act, by reason of being an officer and director of each Fund's adviser.

 ** Length of Service indicates the year in which the individual became a Trustee or Director of a fund in the Nuveen fund complex. Mr. Hunter has served as a Trustee or Director of each Fund since February 15, 2004 and May 16, 2004 for the Boards of the Minnesota Corporations and Massachusetts Business Trusts, respectively. In November 2004, Messrs. Kundert and Sunshine were appointed to each Fund's Board, effective February 23, 2005, except Mr. Kundert was not appointed to the Boards of Real Estate and Diversified Dividend.

*** Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

BENEFICIAL OWNERSHIP

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen funds overseen by the Board Member nominee as of December 31, 2004.

                                    DOLLAR RANGE OF EQUITY SECURITIES
---------------------------------------------------------------------------------------------------------
                                                           NEW YORK                  NEW YORK
                                 NEW YORK     NEW YORK   INVESTMENT    NEW YORK   PERFORMANCE    NEW YORK
BOARD MEMBER NOMINEES            DIVIDEND   DIVIDEND 2      QUALITY       VALUE          PLUS     QUALITY
---------------------------------------------------------------------------------------------------------
Robert P. Bremner.............         $0          $0           $0           $0           $0           $0
Lawrence H. Brown.............          0           0            0            0            0            0
Jack B. Evans.................          0           0            0            0            0            0
William C. Hunter.............          0           0            0            0            0            0
David J. Kundert..............          0           0            0            0            0            0
William J. Schneider..........          0           0            0            0            0            0
Timothy R. Schwertfeger.......          0           0            0            0            0            0
Judith M. Stockdale...........          0           0            0            0            0            0
Eugene S. Sunshine............          0           0            0            0            0            0
---------------------------------------------------------------------------------------------------------

                                    DOLLAR RANGE OF EQUITY SECURITIES
---------------------------------------------------------------------------------------------------------
                                              INSURED     INSURED     INSURED
                                 NEW YORK    NEW YORK    NEW YORK    NEW YORK                 DIVERSIFIED
BOARD MEMBER NOMINEES              SELECT    DIVIDEND     PREMIUM    TAX-FREE   REAL ESTATE      DIVIDEND
---------------------------------------------------------------------------------------------------------
Robert P. Bremner.............         $0          $0          $0          $0           $0          Over
                                                                                                $100,000
Lawrence H. Brown.............          0           0           0           0      10,001-             0
                                                                                    50,000
Jack B. Evans.................          0           0           0           0      10,001-             0
                                                                                    50,000
William C. Hunter.............          0           0           0           0            0             0
David J. Kundert..............          0           0           0           0          N/A           N/A
William J. Schneider..........          0           0           0           0            0       10,001-
                                                                                                  50,000
Timothy R. Schwertfeger.......          0           0           0           0         Over             0
                                                                                   100,000
Judith M. Stockdale...........          0           0           0           0            0      0-10,000
Eugene S. Sunshine............          0           0           0           0            0             0
---------------------------------------------------------------------------------------------------------

                                                 DOLLAR RANGE OF EQUITY SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    AGGREGATE DOLLAR
                                                                                                                     RANGE OF EQUITY
                                                                                                                   SECURITIES IN ALL
                                                                                                                          REGISTERED
                                                                                                                          INVESTMENT
                                                                                                                           COMPANIES
                                                                                                                   OVERSEEN BY BOARD
                                                                                                                     MEMBER NOMINEES
                                                                                                                        IN FAMILY OF
                                  PREFERRED       PREFERRED     QUALITY       QUALITY       QUALITY         TAX-          INVESTMENT
BOARD MEMBER NOMINEES           CONVERTIBLE   CONVERTIBLE 2   PREFERRED   PREFERRED 2   PREFERRED 3   ADVANTAGED        COMPANIES(1)
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............     $50,001-            $0            $0           $0            $0         Over              Over
                                    100,000                                                            $100,000          $100,000
Lawrence H. Brown.............      10,001-             0       10,001-      10,001-       10,001-            0              Over
                                     50,000                      50,000       50,000        50,000                        100,000
Jack B. Evans.................      50,001-             0             0         Over             0            0              Over
                                    100,000                                  100,000                                      100,000
William C. Hunter.............            0             0             0            0             0            0           50,001-
                                                                                                                          100,000
David J. Kundert..............            0             0             0            0             0            0                 0
William J. Schneider..........      10,001-             0             0            0             0            0              Over
                                     50,000                                                                               100,000
Timothy R. Schwertfeger.......           0-             0             0         Over             0         Over              Over
                                     10,000                                  100,000                    100,000           100,000
Judith M. Stockdale...........            0             0             0            0             0            0              Over
                                                                                                                          100,000
Eugene S. Sunshine............            0             0       10,001-      10,001-             0            0           50,001-
                                                                 50,000       50,000                                      100,000
------------------------------------------------------------------------------------------------------------------------------------

(1) The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

The following table sets forth, for each Board Member and for the Board Members and officers as a group, the number of shares beneficially owned in each Fund as of December 31, 2004. The information as to beneficial ownership is based on statements furnished by each trustee/director and officer.

                           FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
---------------------------------------------------------------------------------------------------------
                                                           NEW YORK                  NEW YORK
                                 NEW YORK     NEW YORK   INVESTMENT    NEW YORK   PERFORMANCE    NEW YORK
BOARD MEMBER NOMINEES            DIVIDEND   DIVIDEND 2      QUALITY       VALUE          PLUS     QUALITY
---------------------------------------------------------------------------------------------------------
Robert P. Bremner.............          0           0            0            0            0            0
Lawrence H. Brown.............          0           0            0            0            0            0
Jack B. Evans.................          0           0            0            0            0            0
William C. Hunter.............          0           0            0            0            0            0
David J. Kundert..............          0           0            0            0            0            0
William J. Schneider..........          0           0            0            0            0            0
Timothy R. Schwertfeger.......          0           0            0            0            0            0
Judith M. Stockdale...........          0           0            0            0            0            0
Eugene S. Sunshine............          0           0            0            0            0            0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................          0           0            0            0            0            0
---------------------------------------------------------------------------------------------------------

                           FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
---------------------------------------------------------------------------------------------------------
                                              INSURED     INSURED     INSURED
                                 NEW YORK    NEW YORK    NEW YORK    NEW YORK                 DIVERSIFIED
BOARD MEMBER NOMINEES              SELECT    DIVIDEND     PREMIUM    TAX-FREE   REAL ESTATE      DIVIDEND
---------------------------------------------------------------------------------------------------------
Robert P. Bremner.............          0           0           0           0            0        13,200
Lawrence H. Brown.............          0           0           0           0        1,000             0
Jack B. Evans.................          0           0           0           0        1,100             0
William C. Hunter.............          0           0           0           0            0             0
David J. Kundert..............          0           0           0           0          N/A           N/A
William J. Schneider..........          0           0           0           0            0           650
Timothy R. Schwertfeger.......          0           0           0           0       25,000             0
Judith M. Stockdale...........          0           0           0           0            0           585
Eugene S. Sunshine............          0           0           0           0            0             0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................          0           0           0           0       30,824        15,805
---------------------------------------------------------------------------------------------------------

                               FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
----------------------------------------------------------------------------------------------------------------
                                  PREFERRED       PREFERRED     QUALITY       QUALITY       QUALITY         TAX-
BOARD MEMBER NOMINEES           CONVERTIBLE   CONVERTIBLE 2   PREFERRED   PREFERRED 2   PREFERRED 3   ADVANTAGED
----------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............       3,500              0             0            0             0       12,500
Lawrence H. Brown.............       1,000              0         1,000        1,000         1,000            0
Jack B. Evans.................       3,500              0             0        8,400             0            0
William C. Hunter.............           0              0             0            0             0            0
David J. Kundert..............           0              0             0            0             0            0
William J. Schneider..........       1,000              0             0            0             0            0
Timothy R. Schwertfeger.......         200              0             0       50,000             0       73,000
Judith M. Stockdale...........           0              0             0            0             0            0
Eugene S. Sunshine............           0              0         2,000        2,000             0            0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................      10,200          1,000         3,103       61,700         1,000       85,800
----------------------------------------------------------------------------------------------------------------

(1) The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described below.

On December 31, 2004, Board Members and executive officers as a group beneficially owned 1,196,807 common shares of all funds managed by the Adviser (includes deferred units described below) and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan). Each Board Member's individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of January 24, 2005, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding common shares of each Fund. As of January 24, 2005, no shareholder beneficially owned more than 5% of any class of shares of any Fund.

Board Member Schwertfeger sold 330,950 shares of Class A Stock of Nuveen on the New York Stock Exchange since October 1, 2003. Mr. Schwertfeger received $9,483,036 in exchange for his shares of Nuveen.

COMPENSATION

For all Nuveen funds, Independent Board Members receive an $85,000 annual retainer plus (a) a fee of $2,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,000 per day for attendance in person at an audit committee or compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required; (d) a fee of $500 per day for attendance in person or by telephone for a meeting of the dividend committee; and (e) a fee of $500 per day for attendance in person at executive committee or nominating and governance committee meetings on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the chairperson of each committee of the Board (except the dividend committee and executive committee) receives $5,000 as an addition to the annual retainer paid to such individuals. When ad hoc committees are organized, the Board may provide for additional compensation to be paid to the members of such committees. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. As noted above, former Board Members Impellizzeri, Kissick and Sawers retired on June 30, 2004. These three Board Members received a payment of $75,000 at the time of their retirement as partial compensation for the earnings they would have received if they had continued as Independent Board Members until the time specified in the current retirement policy. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Funds.

The boards of certain Nuveen funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of his or her fees. The funds that are Participating Funds under the Deferred Compensation Plan are New York Investment, New York Performance Plus, New York Quality, New York Select, Real Estate, Diversified Dividend, Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2, Quality Preferred 3 and Tax-Advantaged.

The table below shows, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the Nuveen open-end and closed-end funds managed by the Adviser for the calendar year ended 2004. Mr. Schwertfeger, a Board Member who is an interested person of the Funds, does not receive any compensation from the Funds or any Nuveen funds.

                                 AGGREGATE COMPENSATION FROM THE FUNDS(1)
----------------------------------------------------------------------------------------------------------
                                                            NEW YORK                  NEW YORK
                                 NEW YORK      NEW YORK   INVESTMENT    NEW YORK   PERFORMANCE    NEW YORK
BOARD MEMBER NOMINEES            DIVIDEND    DIVIDEND 2      QUALITY       VALUE          PLUS     QUALITY
----------------------------------------------------------------------------------------------------------
Robert P. Bremner.............       $432         $298         $886         $306         $753       $1,178
Lawrence H. Brown.............        404          279          828          286          703        1,100
Jack B. Evans.................        430          297          885          304          752        1,176
William C. Hunter.............        150          104          310          106          264          412
William J. Schneider..........        441          304          882          312          749        1,172
Judith M. Stockdale...........        389          268          802          275          681        1,065
----------------------------------------------------------------------------------------------------------

                                AGGREGATE COMPENSATION FROM THE FUNDS(1)
---------------------------------------------------------------------------------------------------------
                                              INSURED     INSURED     INSURED
                                 NEW YORK    NEW YORK    NEW YORK    NEW YORK                 DIVERSIFIED
BOARD MEMBER NOMINEES              SELECT    DIVIDEND     PREMIUM    TAX-FREE   REAL ESTATE      DIVIDEND
---------------------------------------------------------------------------------------------------------
Robert P. Bremner.............     $1,158        $373        $403        $158       $1,510        $1,092
Lawrence H. Brown.............      1,081         349         377         148        1,276         1,026
Jack B. Evans.................      1,156         371         401         157        1,922           872
William C. Hunter.............        405         130         140          55          840           509
William J. Schneider..........      1,152         380         411         161        1,424         1,106
Judith M. Stockdale...........      1,047         336         363         142        1,385           959
---------------------------------------------------------------------------------------------------------

                            AGGREGATE COMPENSATION FROM THE FUNDS(1)
-------------------------------------------------------------------------------------------------

                                     PREFERRED          PREFERRED        QUALITY          QUALITY
BOARD MEMBER NOMINEES           CONVERTIBLE(2)   CONVERTIBLE 2(2)   PREFERRED(2)   PREFERRED 2(2)
-------------------------------------------------------------------------------------------------
Robert P. Bremner.............       $4,227             $5,719          $2,528          $4,857
Lawrence H. Brown.............        4,203              5,697           2,513           4,828
Jack B. Evans.................        4,215              5,688           2,664           5,120
William C. Hunter.............        1,549              2,119             966           1,858
William J. Schneider..........        4,232              5,586           2,528           4,859
Judith M. Stockdale...........        3,853              5,091           2,426           4,662
-------------------------------------------------------------------------------------------------

                            AGGREGATE COMPENSATION FROM THE FUNDS(1)
---------------------------------------------------------------------------
                                                                      TOTAL
                                                               COMPENSATION
                                                                FROM NUVEEN
                                                              FUNDS PAID TO
                                       QUALITY         TAX-           BOARD
BOARD MEMBER NOMINEES           PREFERRED 3(2)   ADVANTAGED         MEMBERS
------------------------------  -------------------------------------------
Robert P. Bremner.............         $948           $796       $114,167
Lawrence H. Brown.............          943          1,075        112,250
Jack B. Evans.................          995            916        116,125
William C. Hunter.............          363            329         65,875
William J. Schneider..........          942            591        111,667
Judith M. Stockdale...........          906            532        100,700
------------------------------

(1) Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible

    Nuveen funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen funds) payable are:

                                                   DEFERRED FEES
    -----------------------------------------------------------------------------------------------------------
                                                     NEW YORK
                                       NEW YORK   PERFORMANCE   NEW YORK   NEW YORK                 DIVERSIFIED
    BOARD MEMBER NOMINEES            INVESTMENT          PLUS    QUALITY     SELECT   REAL ESTATE      DIVIDEND
    -----------------------------------------------------------------------------------------------------------
    Robert P. Bremner.............     $134          $114         $179       $176         $245          $178
    Lawrence H. Brown.............        0             0            0          0            0             0
    Jack B. Evans.................      225           191          299        294          510           233
    William C. Hunter.............      310           264          412        405          840           509
    William J. Schneider..........      882           749        1,172      1,152        1,424         1,106
    Judith M. Stockdale...........      222           189          295        290          428           299
    -----------------------------------------------------------------------------------------------------------

                                                      DEFERRED FEES
    -----------------------------------------------------------------------------------------------------------------
                                       PREFERRED       PREFERRED     QUALITY       QUALITY       QUALITY         TAX-
    BOARD MEMBER NOMINEES            CONVERTIBLE   CONVERTIBLE 2   PREFERRED   PREFERRED 2   PREFERRED 3   ADVANTAGED
    -----------------------------------------------------------------------------------------------------------------
    Robert P. Bremner.............       $630           $610          $377         $724         $105          $29
    Lawrence H. Brown.............          0              0             0            0            0            0
    Jack B. Evans.................      1,059          1,002           669        1,286          172           48
    William C. Hunter.............      1,549          2,119           966        1,858          363          130
    William J. Schneider..........      4,232          4,056         2,528        4,859          697          171
    Judith M. Stockdale...........      1,059          1,100           667        1,281          189           40


    -----------------------------------------------------------------------------------------------------------------

(2) The compensation from Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2 and Quality Preferred 3 shown in the table above are for the fiscal year ended July 31, 2004. The Funds changed their fiscal year end to December 31, effective August 1, 2004. The aggregate compensation paid to the Board Member nominees from the Funds during the fiscal period August 1, 2004 to December 31, 2004 is shown in the table below:

                                   AGGREGATE COMPENSATION FROM THE FUNDS
    ----------------------------------------------------------------------------------------------------
                                       PREFERRED       PREFERRED     QUALITY       QUALITY       QUALITY
    BOARD MEMBER NOMINEES            CONVERTIBLE   CONVERTIBLE 2   PREFERRED   PREFERRED 2   PREFERRED 3
    ----------------------------------------------------------------------------------------------------
    Robert P. Bremner.............     $1,120         $1,535         $706        $1,356         $265
    Lawrence H. Brown.............        992          1,359          625         1,201          235
    Jack B. Evans.................      1,152          1,579          725         1,394          272
    William C. Hunter.............        912          1,249          574         1,103          215
    William J. Schneider..........      1,071          1,468          675         1,297          253
    Judith M. Stockdale...........        874          1,198          550         1,058          207
    ----------------------------------------------------------------------------------------------------

                                               DEFERRED FEES
    ----------------------------------------------------------------------------------------------------
                                       PREFERRED       PREFERRED     QUALITY       QUALITY       QUALITY
    BOARD MEMBER NOMINEES            CONVERTIBLE   CONVERTIBLE 2   PREFERRED   PREFERRED 2   PREFERRED 3
    ----------------------------------------------------------------------------------------------------
    Robert P. Bremner.............       $181           $249         $114          $220          $43
    Lawrence H. Brown.............          0              0            0             0            0
    Jack B. Evans.................        306            420          193           371           72
    William C. Hunter.............        912          1,249          574         1,103          215
    William J. Schneider..........      1,071          1,468          675         1,297          253
    Judith M. Stockdale...........        278            381          175           337           66
    ----------------------------------------------------------------------------------------------------

Nuveen maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The Independent Board Members of the funds managed by the Adviser are eligible to participate in the matching contributions program of Nuveen. Under the matching contributions program, Nuveen will match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) contributions program, Nuveen makes contributions to qualifying
Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of Nuveen. Prior to January 1, 2005, the Independent Board Members were eligible to submit proposals to the Committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the Board Member, in an aggregate amount not to exceed $5,000 during any calendar year. Any contributions made by Nuveen under the direct contributions program are made solely at the discretion of the Corporate Contributions Committee. Effective January 1, 2005, Board Members are no longer eligible to submit proposals to the Committee requesting that contributions be made under the direct contributions program.

COMMITTEES

The Board of each Fund has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee. David J. Kundert and Eugene S. Sunshine will become members of the committees indicated below when they become Board Members on February 23, 2005.

Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, is limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) and (ii) matters of an administrative or ministerial nature. The executive committee of each Fund held no meetings during its last full fiscal year, except the executive committee of Tax-Advantaged held three meetings during its last fiscal year. Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2 and Quality Preferred 3 changed its fiscal year end from July 31 to December 31, effective August 1, 2004. For the fiscal period August 1, 2004 to December 31, 2004, the executive committee of Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2 and Quality Preferred 3 held no meetings.

Lawrence H. Brown, Jack B. Evans and Timothy R. Schwertfeger, Chair, are current members of the dividend committee of each Fund. The dividend committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each New York Fund held four meetings during its last fiscal year. The dividend committee of Real Estate, Diversified Dividend and Tax-Advantaged held three meetings during its last fiscal year. The dividend committee of Preferred Convertible, Quality Preferred, Quality Preferred 2 and

Quality Preferred 3 held five meetings during its last full fiscal year. The dividend committee of Preferred Convertible 2 held six meetings during its last full fiscal year. For the fiscal period August 1, 2004 to December 31, 2004, the dividend committee of Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2 and Quality Preferred 3 held one meeting.

Lawrence H. Brown, William C. Hunter, William J. Schneider, Chair, Judith M. Stockdale and, as of February 23, 2005, David J. Kundert are current members of the compliance, risk management and regulatory oversight committee of each Fund, except Mr. Kundert is not a member with respect to Real Estate and Diversified Dividend. The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Funds which are not otherwise the jurisdiction of the other Board committees. As part of its duties regarding compliance matters, the committee is responsible for the oversight of the Pricing Procedures of the Funds and the Valuation Group. The compliance, risk management and regulatory oversight committee of each Fund held four meetings during its last full fiscal year. For the fiscal period August 1, 2004 to December 31, 2004, the compliance, risk management and regulatory oversight committee of Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2 and Quality Preferred 3 held one meeting.

Each Fund's Board has an audit committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), composed of Independent Board Members who are "independent" as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange and American Stock Exchange, as applicable. Robert P. Bremner, Lawrence H, Brown, Jack B. Evans, Chair, William J. Schneider and, as of February 23, 2005, Eugene S. Sunshine are current members of the audit committee of each Fund. The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The audit committee reviews the work and any recommendations of the Funds' independent auditors. Based on such review, it is authorized to make recommendations to the Board. The Boards adopted an Audit Committee Charter that conforms to the listing standards of the New York Stock Exchange and American Stock Exchange. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix A. The audit committee of each Fund held four meetings during its last full fiscal year. For the fiscal period August 1, 2004 to December 31, 2004, the audit committee of Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2 and Quality Preferred 3 held one meeting.

Each Fund has a nominating and governance committee composed entirely of Board Members who are not "interested persons" (as that term is defined in the 1940
Act) of the Funds and who are "independent" as defined by New York Stock Exchange or American Stock Exchange listing standards, as applicable. Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, William J. Schneider, Judith M. Stockdale and, as of February 23, 2005, David J. Kundert and Eugene S. Sunshine are current members of the nominating and governance committee of each Fund, except Mr. Kundert is not a member with respect to Real Estate and Diversified Dividend. The purpose of the nominating and governance committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to each Fund's Board. In addition, the committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable. The committee operates under a written charter adopted and approved by the Boards, a copy of which is attached to the proxy statement as Appendix B. The nominating and governance committee charter is not available on the Funds' website. The nominating and governance committee of each Fund held four meetings during its last full fiscal year, except the nominating and governance committee of Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2 and Quality Preferred held three meetings during its last full fiscal year. For the fiscal period August 1, 2004 to December 31, 2004, the nominating and governance committee of Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2 and Quality Preferred 3 held two meetings.

The nominating and governance committee looks to many sources for recommendations of qualified Board members, including current Board Members, employees of the Adviser, current shareholders of the Funds, third party sources and any other persons or entities that may be deemed necessary or desirable by the committee. Shareholders of the Funds who wish to nominate a candidate to their Fund's Board should mail information to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. This information must include evidence of Fund ownership of the person or entity recommending the candidate, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an "interested person" (as such term is defined in the 1940 Act) in relation to the Fund and such other information that would be helpful to the nominating and governance committee in evaluating the candidate. All satisfactorily completed information regarding candidates will be forwarded to the chairman of the nominating and governance committee and the outside counsel to the Independent Board members. Recommendations for candidates to the Board will be evaluated in light of whether the number of Board members is expected to change and whether the Board expects any vacancies. All nominations from Fund shareholders will be acknowledged, although there may be times when the committee is not actively recruiting new Board members. In those circumstances nominations will be kept on file until active recruitment is under way.

The nominating and governance committee sets appropriate standards and requirements for nominations to the Board. In considering a candidate's qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as a non-"interested person" candidate, independence from the Adviser or other service providers. These experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills and experience, in the aggregate. All candidates must meet high expectations of personal integrity, governance experience and professional competence that are assessed on the basis of personal interviews, recommendations, or direct knowledge by committee members. The committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner in which the nominating and governance committee evaluates nominees when the nominee is submitted by a shareholder. The nominating and governance committee reserves the right to make the final selection regarding the nomination of any prospective Board member.

The Board of each Fund held four regular quarterly meetings and twelve special meetings during its last fiscal year, except the Boards of Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2 and Quality Preferred 3 held three regular quarterly meetings and eight special meetings during the fiscal year ended July 31, 2004. For the fiscal period August 1, 2004 to December 31, 2004, the Boards of Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2 and Quality Preferred 3 held two regular quarterly meetings and five special meetings. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last Annual Meeting of Shareholders of each Fund is posted on the Funds' website at www.nuveen.com/etf/products/fundGovernance.aspx.

THE OFFICERS

The following table sets forth information as of February 11, 2005 with respect to each officer other than Mr. Schwertfeger (who is a Board Member and is included in the table relating to nominees for the Board). Officers receive no compensation from the Funds. The officers of the Funds are elected by the Board on an annual basis to serve until successors are elected and qualified.

-------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                         POSITION(S)     TERM OF OFFICE AND                           PORTFOLIOS IN
NAME, ADDRESS AND        HELD WITH       LENGTH OF TIME      PRINCIPAL OCCUPATION(S)  FUND COMPLEX
BIRTHDATE                FUND            SERVED*             DURING PAST 5 YEARS      SERVED BY OFFICER
-------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman     Chief           Term: Annual        Managing Director               153
333 West Wacker Drive    Administrative  Length of Service:  (since 2002), Assistant
Chicago, IL 60606        Officer         Since 1988          Secretary and Associate
(9/9/56)                                                     General Counsel,
                                                             formerly, Vice
                                                             President of Nuveen
                                                             Investments, LLC;
                                                             Managing Director
                                                             (since 2002), Assistant
                                                             Secretary and Associate
                                                             General Counsel,
                                                             formerly, Vice
                                                             President of Nuveen
                                                             Asset Management;
                                                             Assistant Secretary of
                                                             Nuveen Investments,
                                                             Inc. (since 1994);
                                                             Assistant Secretary of
                                                             NWQ Investment
                                                             Management Company, LLC
                                                             (since 2002); Vice
                                                             President and Assistant
                                                             Secretary of Nuveen
                                                             Investments Advisers
                                                             Inc. (since 2002);
                                                             Managing Director,
                                                             Associate General
                                                             Counsel and Assistant
                                                             Secretary of
                                                             Rittenhouse Asset
                                                             Management, Inc. (since
                                                             2003); previously,
                                                             Managing Director (from
                                                             2002 to 2004), General
                                                             Counsel and Assistant
                                                             Secretary, formerly,
                                                             Vice President of
                                                             Nuveen Advisory Corp.
                                                             and Nuveen
                                                             Institutional Advisory
                                                             Corp.;** Chartered
                                                             Financial Analyst.
Julia L. Antonatos       Vice President  Term: Annual        Managing Director               153
333 West Wacker Drive                    Length of Service:  (since 2005),
Chicago, IL 60606                        Since 2004          previously, Vice
(9/22/63)                                                    President (since 2002),
                                                             formerly, Assistant
                                                             Vice President (since
                                                             1999) of Nuveen
                                                             Investments, LLC;
                                                             Chartered Financial
                                                             Analyst.

-------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                         POSITION(S)     TERM OF OFFICE AND                           PORTFOLIOS IN
NAME, ADDRESS AND        HELD WITH       LENGTH OF TIME      PRINCIPAL OCCUPATION(S)  FUND COMPLEX
BIRTHDATE                FUND            SERVED*             DURING PAST 5 YEARS      SERVED BY OFFICER
-------------------------------------------------------------------------------------------------------
Michael T. Atkinson      Vice President  Term: Annual        Vice President (since           153
333 West Wacker Drive    and Assistant   Length of Service:  2002), formerly
Chicago, IL 60606        Secretary       Since 2002          Assistant Vice
(2/3/66)                                                     President (from 2000),
                                                             previously, Associate
                                                             of Nuveen Investments,
                                                             LLC.
Peter H. D'Arrigo        Vice President  Term: Annual        Vice President of               153
333 West Wacker Drive    and Treasurer   Length of Service:  Nuveen Investments, LLC
Chicago, IL 60606                        Since 1999          (since 1999); prior
(11/28/67)                                                   thereto, Assistant Vice
                                                             President (from 1997);
                                                             Vice President and
                                                             Treasurer (since 1999)
                                                             of Nuveen Investments,
                                                             Inc.; Vice President
                                                             and Treasurer of Nuveen
                                                             Asset Management (since
                                                             2002) and of Nuveen
                                                             Investments Advisers
                                                             Inc. (since 2002);
                                                             Assistant Treasurer of
                                                             NWQ Investments
                                                             Management Company,
                                                             LLC. (since 2002); Vice
                                                             President and Treasurer
                                                             of Nuveen Rittenhouse
                                                             Asset Management, Inc.
                                                             (since 2003); Vice
                                                             President and Treasurer
                                                             (from 1999 to 2004) of
                                                             Nuveen Advisory Corp.
                                                             and Nuveen
                                                             Institutional Advisory
                                                             Corp.;** Chartered
                                                             Financial Analyst.
Jessica R. Droeger       Vice President  Term: Annual        Vice President (since           153
333 West Wacker Drive    and Secretary   Length of Service:  2002) and Assistant
Chicago, IL 60606                        Since 1998          General Counsel (since
(9/24/64)                                                    1998), formerly
                                                             Assistant Vice
                                                             President (from 1998)
                                                             of Nuveen Investments,
                                                             LLC; Vice President and
                                                             Assistant Secretary
                                                             (since 2005) of Nuveen
                                                             Asset Management; Vice
                                                             President (from 2002 to
                                                             2004) and Assistant
                                                             Secretary (from 1998 to
                                                             2004), formerly,
                                                             Assistant Vice
                                                             President of Nuveen
                                                             Advisory Corp. and
                                                             Nuveen Institutional
                                                             Advisory Corp.**

-------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                         POSITION(S)     TERM OF OFFICE AND                           PORTFOLIOS IN
NAME, ADDRESS AND        HELD WITH       LENGTH OF TIME      PRINCIPAL OCCUPATION(S)  FUND COMPLEX
BIRTHDATE                FUND            SERVED*             DURING PAST 5 YEARS      SERVED BY OFFICER
-------------------------------------------------------------------------------------------------------
Lorna C. Ferguson        Vice President  Term: Annual        Managing Director               153
333 West Wacker Drive                    Length of Service:  (since 2004),
Chicago, IL 60606                        Since 1998          previously, Vice
(10/24/45)                                                   President of Nuveen
                                                             Investments, LLC;
                                                             previously, Managing
                                                             Director (2004),
                                                             formerly, Vice
                                                             President of Nuveen
                                                             Advisory Corp. and
                                                             Nuveen Institutional
                                                             Advisory Corp.**
William M. Fitzgerald    Vice President  Term: Annual        Managing Director of            153
333 West Wacker Drive                    Length of Service:  Nuveen Asset Management
Chicago, IL 60606                        Since 1995          (since 2001); Vice
(3/2/64)                                                     President of Nuveen
                                                             Investments Advisers
                                                             Inc. (since 2002);
                                                             Managing Director (from
                                                             2001 to 2004),
                                                             formerly, Vice
                                                             President of Nuveen
                                                             Advisory Corp. and
                                                             Nuveen Institutional
                                                             Advisory Corp.;**
                                                             Chartered Financial
                                                             Analyst.
Stephen D. Foy           Vice President  Term: Annual        Vice President (since           153
333 West Wacker Drive    and Controller  Length of Service:  1993) and Funds
Chicago, IL 60606                        Since 1993          Controller (since 1998)
(5/31/54)                                                    of Nuveen Investments,
                                                             LLC; Vice President
                                                             (since 1998) and
                                                             formerly, Funds
                                                             Controller of Nuveen
                                                             Investments, Inc.;
                                                             Certified Public
                                                             Accountant.
James D. Grassi          Vice President  Term: Annual        Vice President and              153
333 West Wacker Drive    and Chief       Length of Service:  Deputy Director of
Chicago, IL 60606        Compliance      Since 2004          Compliance (since 2004)
(4/13/56)                Officer                             of Nuveen Investments,
                                                             LLC, Nuveen Investments
                                                             Advisers Inc., Nuveen
                                                             Asset Management and
                                                             Rittenhouse Asset
                                                             Management, Inc.;
                                                             previously, Vice
                                                             President and Deputy
                                                             Director of Compliance
                                                             (2004) of Nuveen
                                                             Advisory Corp. and
                                                             Nuveen Institutional
                                                             Advisory Corp.;**
                                                             formerly, Senior
                                                             Attorney (1994-2004),
                                                             The Northern Trust
                                                             Company.

-------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                         POSITION(S)     TERM OF OFFICE AND                           PORTFOLIOS IN
NAME, ADDRESS AND        HELD WITH       LENGTH OF TIME      PRINCIPAL OCCUPATION(S)  FUND COMPLEX
BIRTHDATE                FUND            SERVED*             DURING PAST 5 YEARS      SERVED BY OFFICER
-------------------------------------------------------------------------------------------------------
David J. Lamb            Vice President  Term: Annual        Vice President of               153
333 West Wacker Drive                    Length of Service:  Nuveen Investments, LLC
Chicago, IL 60606                        Since 2000          (since 2000); prior
(3/22/63)                                                    thereto, Assistant Vice
                                                             President (from 1999);
                                                             formerly Associate of
                                                             Nuveen Investments,
                                                             LLC; Certified Public
                                                             Accountant.
Tina M. Lazar            Vice President  Term: Annual        Vice President of               153
333 West Wacker Drive                    Length of Service:  Nuveen Investments, LLC
Chicago, IL 60606                        Since 2002          (since 1999); prior
(8/27/61)                                                    thereto, Assistant Vice
                                                             President (since 1993)
                                                             of Nuveen Investments,
                                                             LLC.
Larry W. Martin          Vice President  Term: Annual        Vice President,                 153
333 West Wacker Drive    and Assistant   Length of Service:  Assistant Secretary and
Chicago, IL 60606        Secretary       Since 1988          Assistant General
(7/27/51)                                                    Counsel of Nuveen
                                                             Investments, LLC; Vice
                                                             President, Assistant
                                                             General Counsel and
                                                             Assistant Secretary of
                                                             Nuveen Investments,
                                                             Inc.; Vice President
                                                             (since 2005) and
                                                             Assistant Secretary
                                                             (since 1997) of Nuveen
                                                             Asset Management; Vice
                                                             President (since 2000),
                                                             Assistant Secretary and
                                                             Assistant General
                                                             Counsel (since 1998) of
                                                             Rittenhouse Asset
                                                             Management, Inc.; Vice
                                                             President and Assistant
                                                             Secretary of Nuveen
                                                             Investments Advisers
                                                             Inc. (since 2002);
                                                             Assistant Secretary of
                                                             NWQ Investment
                                                             Management Company,
                                                             LLC. (since 2002);
                                                             previously, Vice
                                                             President and Assistant
                                                             Secretary of Nuveen
                                                             Advisory Corp. and
                                                             Nuveen Institutional
                                                             Advisory Corp.**

--------------------------------------------------------------------------------

 * Length of Service indicates the year the individual became an officer of a fund in the Nuveen fund complex.
** Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

AUDIT COMMITTEE REPORT

The audit committee of the Board is responsible for assisting the Board in monitoring (1) the accounting and reporting policies and procedures of each Fund, (2) the quality and integrity of the Funds' financial statements, (3) each Fund's compliance with regulatory requirements, and (4) the independence and performance of each Fund's independent and internal auditors. Among other responsibilities, the committee reviews, in its oversight capacity, each Fund's annual financial statements with both management and the independent auditors and the committee meets periodically with the independent and internal auditors to consider their evaluation of each Fund's financial and internal controls. The committee also selects, retains, evaluates and may replace each Fund's independent auditors and determines their compensation, subject to ratification of the Board, if required. The committee is currently composed of four Board Members. When Mr. Sunshine becomes a member of each Fund's Board on February 23, 2005, the committee will be composed of five Board Members. The committee operates under a written charter adopted and approved by the Board, a copy of which is attached as Appendix A. Each committee member is "independent" as defined by New York Stock Exchange or American Stock Exchange listing standards, as applicable.

The committee, in discharging its duties, has met with and held discussions with management and each Fund's independent and internal auditors. The committee has reviewed and discussed the Funds' audited financial statements with management. Management has represented to the independent auditors that each Fund's financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). Each Fund's independent auditors provided to the committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with representatives of the independent auditors their firm's independence. As provided in the Audit Committee Charter, it is not the committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee's review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the committee, the committee has recommended that the Board include the audited financial statements in each Fund's Annual Report.

At the time the recommendation was made, the members of the committee were:

Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William J. Schneider

AUDIT AND RELATED FEES. The following table provides the aggregate fees billed by Ernst & Young LLP during each Fund's last two fiscal years (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund ("Adviser Entities") for engagements directly related to the operations and financial reporting of each Fund.

-----------------------------------------------------------------------------------------------------------------------
                                 AUDIT FEES(1)               AUDIT RELATED FEES(2)                          TAX FEES(3)
                             -----------------   ---------------------------------   ----------------------------------
                                                                      ADVISERS AND                         ADVISERS AND
                                                                           ADVISER                              ADVISER
                                          FUND              FUND          ENTITIES               FUND          ENTITIES
                             -----------------   ---------------   ---------------   ----------------   ---------------
                              FISCAL    FISCAL   FISCAL   FISCAL   FISCAL   FISCAL    FISCAL   FISCAL   FISCAL   FISCAL
                                YEAR      YEAR     YEAR     YEAR     YEAR     YEAR      YEAR     YEAR     YEAR     YEAR
                               ENDED     ENDED    ENDED    ENDED    ENDED    ENDED     ENDED    ENDED    ENDED    ENDED
                                2003      2004     2003     2004     2003     2004      2003     2004     2003     2004
-----------------------------------------------------------------------------------------------------------------------
New York Dividend..........   $9,012   $10,148       $0       $0       $0       $0      $392     $364       $0       $0
New York Dividend 2........    7,773     8,680        0        0        0        0       379    1,192        0        0
New York Investment
  Quality..................   13,290    15,050        0        0        0        0       436      364        0        0
New York Value.............    7,881     8,746        0        0        0        0       380      364        0        0
New York Performance
  Plus.....................   12,020    13,628        0        0        0        0       423      364        0        0
New York Quality...........   16,003    18,257        0        0        0        0       464      364        0        0
New York Select............   15,772    18,041        0        0        0        0       462      364        0        0
Insured New York
  Dividend.................    8,482     9,504        0        0        0        0       386    1,399        0        0
Insured New York Premium...    8,770     9,816        0        0        0        0       389      364        0        0
Insured New York
  Tax-Free.................   11,550     7,143        0        0        0        0        12      364        0        0
Real Estate(5).............   15,677    18,000        0        0        0        0    10,170    3,800        0        0
Diversified Dividend.......    6,300    25,000        0        0        0        0         0      785        0        0
Preferred Convertible(6)...    6,300    18,139        0        0        0        0         0    7,549        0        0
Preferred Convertible
  2(6).....................    6,300    21,861        0        0        0        0         0   10,296        0        0

---------------------------  ---------------------------------
                                             ALL OTHER FEES(4)
                             ---------------------------------
                                                  ADVISERS AND
                                                       ADVISER
                                        FUND          ENTITIES
                             ---------------   ---------------
                             FISCAL   FISCAL   FISCAL   FISCAL
                               YEAR     YEAR     YEAR     YEAR
                              ENDED    ENDED    ENDED    ENDED
                               2003     2004     2003     2004
---------------------------  ---------------------------------
New York Dividend..........  $2,300   $2,500       $0       $0
New York Dividend 2........   2,300    2,500        0        0
New York Investment
  Quality..................   2,300    2,500        0        0
New York Value.............       0        0        0        0
New York Performance
  Plus.....................   2,300    2,500        0        0
New York Quality...........   2,300    2,500        0        0
New York Select............   2,300    2,500        0        0
Insured New York
  Dividend.................   2,300    2,500        0        0
Insured New York Premium...   2,300    2,500        0        0
Insured New York
  Tax-Free.................     900    2,500        0        0
Real Estate(5).............   3,250    3,550        0        0
Diversified Dividend.......       0      900        0        0
Preferred Convertible(6)...       0    3,450        0        0
Preferred Convertible
  2(6).....................       0    2,600        0        0

-----------------------------------------------------------------------------------------------------------------------
                                 AUDIT FEES(1)               AUDIT RELATED FEES(2)                          TAX FEES(3)
                             -----------------   ---------------------------------   ----------------------------------
                                                                      ADVISERS AND                         ADVISERS AND
                                                                           ADVISER                              ADVISER
                                          FUND              FUND          ENTITIES               FUND          ENTITIES
                             -----------------   ---------------   ---------------   ----------------   ---------------
                              FISCAL    FISCAL   FISCAL   FISCAL   FISCAL   FISCAL    FISCAL   FISCAL   FISCAL   FISCAL
                                YEAR      YEAR     YEAR     YEAR     YEAR     YEAR      YEAR     YEAR     YEAR     YEAR
                               ENDED     ENDED    ENDED    ENDED    ENDED    ENDED     ENDED    ENDED    ENDED    ENDED
                                2003      2004     2003     2004     2003     2004      2003     2004     2003     2004
-----------------------------------------------------------------------------------------------------------------------
Quality Preferred(6).......  $30,047   $17,026       $0       $0       $0       $0    $2,705   $4,740       $0       $0
Quality Preferred 2(6).....   11,550    26,088        0        0        0        0     4,475    9,098        0        0
Quality Preferred 3(6).....    8,400    10,886        0        0        0        0         0    1,788        0        0
Tax-Advantaged.............      N/A    20,000      N/A        0      N/A        0       N/A        0      N/A        0

---------------------------  ---------------------------------
                                             ALL OTHER FEES(4)
                             ---------------------------------
                                                  ADVISERS AND
                                                       ADVISER
                                        FUND          ENTITIES
                             ---------------   ---------------
                             FISCAL   FISCAL   FISCAL   FISCAL
                               YEAR     YEAR     YEAR     YEAR
                              ENDED    ENDED    ENDED    ENDED
                               2003     2004     2003     2004
---------------------------  ---------------------------------
Quality Preferred(6).......  $2,400   $3,450       $0       $0
Quality Preferred 2(6).....   2,013    3,450        0        0
Quality Preferred 3(6).....     850    3,450        0        0
Tax-Advantaged.............     N/A       15      N/A        0

--------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit Related Fees" and "Tax Fees."

(5) Real Estate changed its fiscal year end from October 31 to December 31, effective November 1, 2003. The amounts shown above are for the fiscal years November 1, 2002 to October 31, 2003 and January 1, 2004 to December 31, 2004. For the fiscal period November 1, 2003 to December 31, 2003, the following fees were billed to the Fund: Audit Fees of $6,300; Audit Related Fees of $0; Tax Fees of $0; and All Other Fees of $850. During the same period, no fees were billed by Ernst & Young LLP to the Adviser and Adviser Entities for engagements directly related to the operations and financial reporting of the Fund.

(6) Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2 and Quality Preferred 3 changed their fiscal year end from July 31 to December 31, effective August 1, 2004. The amounts shown above are for the fiscal years ended July 31, 2003 and July 31, 2004. For the fiscal period August 1, 2004 to December 31, 2004, the following fees were billed:

                              AUDIT FEES     AUDIT RELATED FEES              TAX FEES                 ALL OTHER FEES
                              ----------   -----------------------   -------------------------   -------------------------
                                                       ADVISER AND                 ADVISER AND                 ADVISER AND
                                    FUND   FUND   ADVISER ENTITIES     FUND   ADVISER ENTITIES     FUND   ADVISER ENTITIES
    ----------------------------------------------------------------------------------------------------------------------
    Preferred Convertible...   $18,139      $0           $0            $855          $0          $1,800          $0
    Preferred Convertible
      2.....................    21,861       0            0             894           0           1,800           0
    Quality Preferred.......    17,026       0            0           2,272           0           1,800           0
    Quality Preferred 2.....    26,088       0            0           3,676           0           1,800           0
    Quality Preferred 3.....    10,886       0            0           1,321           0           1,800           0

NON-AUDIT FEES. The following table provides the aggregate non-audit fees billed by Ernst & Young LLP for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund's last two fiscal years.

                                                                      TOTAL NON-AUDIT FEES
                                                                    BILLED TO ADVISERS AND
                                                                          ADVISER ENTITIES
                                                                      (ENGAGEMENTS RELATED        TOTAL NON-AUDIT FEES
                                                                           DIRECTLY TO THE      BILLED TO ADVISERS AND
                                          TOTAL NON-AUDIT FEES    OPERATIONS AND FINANCIAL            ADVISER ENTITIES
                                                BILLED TO FUND          REPORTING OF FUND)     (ALL OTHER ENGAGEMENTS)
                                     -------------------------   -------------------------   -------------------------
                                     FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
FUND                                  ENDED 2003    ENDED 2004    ENDED 2003    ENDED 2004    ENDED 2003    ENDED 2004
----------------------------------------------------------------------------------------------------------------------
New York Dividend..................      $2,692        $2,864            $0            $0            $0            $0
New York Dividend 2................       2,679         3,692             0             0             0             0
New York Investment Quality........       2,736         2,864             0             0             0             0
New York Value.....................         380           364             0             0             0             0
New York Performance Plus..........       2,723         2,864             0             0             0             0
New York Quality...................       2,764         2,864             0             0             0             0


                                                         TOTAL
                                     -------------------------
                                     FISCAL YEAR   FISCAL YEAR
FUND                                  ENDED 2003    ENDED 2004
-----------------------------------  -------------------------
New York Dividend..................      $2,692        $2,864
New York Dividend 2................       2,679         3,692
New York Investment Quality........       2,736         2,864
New York Value.....................         380           364
New York Performance Plus..........       2,723         2,864
New York Quality...................       2,764         2,864

                                                                      TOTAL NON-AUDIT FEES
                                                                    BILLED TO ADVISERS AND
                                                                          ADVISER ENTITIES
                                                                      (ENGAGEMENTS RELATED        TOTAL NON-AUDIT FEES
                                                                           DIRECTLY TO THE      BILLED TO ADVISERS AND
                                          TOTAL NON-AUDIT FEES    OPERATIONS AND FINANCIAL            ADVISER ENTITIES
                                                BILLED TO FUND          REPORTING OF FUND)     (ALL OTHER ENGAGEMENTS)
                                     -------------------------   -------------------------   -------------------------
                                     FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
FUND                                  ENDED 2003    ENDED 2004    ENDED 2003    ENDED 2004    ENDED 2003    ENDED 2004
----------------------------------------------------------------------------------------------------------------------
New York Select....................      $2,762        $2,864            $0            $0            $0            $0
Insured New York Dividend..........       2,686         3,899             0             0             0             0
Insured New York Premium...........       2,689         2,864             0             0             0             0
Insured New York Tax-Free..........         912         2,864             0             0             0             0
Real Estate(1).....................      13,420         7,350             0             0             0             0
Diversified Dividend...............           0         1,685             0             0             0             0
Preferred Convertible(2)...........           0        10,999             0             0             0             0
Preferred Convertible 2(2).........           0        12,896             0             0             0             0
Quality Preferred(2)...............       5,105         8,190             0             0             0             0
Quality Preferred 2(2).............       6,488        12,548             0             0             0             0
Quality Preferred 3(2).............         850         5,238             0             0             0             0
Tax-Advantaged.....................         N/A            15           N/A             0           N/A             0


                                                         TOTAL
                                     -------------------------
                                     FISCAL YEAR   FISCAL YEAR
FUND                                  ENDED 2003    ENDED 2004
-----------------------------------  -------------------------
New York Select....................      $2,762        $2,864
Insured New York Dividend..........       2,686         3,899
Insured New York Premium...........       2,689         2,864
Insured New York Tax-Free..........         912         2,864
Real Estate(1).....................      13,420         7,350
Diversified Dividend...............           0         1,685
Preferred Convertible(2)...........           0        10,999
Preferred Convertible 2(2).........           0        12,896
Quality Preferred(2)...............       5,105         8,190
Quality Preferred 2(2).............       6,488        12,548
Quality Preferred 3(2).............         850         5,238
Tax-Advantaged.....................         N/A            15

--------------------------------------------------------------------------------

(1) Real Estate changed its fiscal year end from October 31 to December 31, effective November 1, 2003. The amounts shown above are for the fiscal years November 1, 2002 to October 31, 2003 and January 1, 2004 to December 31, 2004. For the fiscal period November 1, 2003 to December 31, 2003, the Fund was billed Non-Audit Fees of $850. During the same period, no non-audit fees were billed by Ernst & Young LLP to the Adviser and Adviser Entities.

(2) Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2 and Quality Preferred 3 changed their fiscal year end from July 31 to December 31, effective August 1, 2004. The amounts shown above are for the fiscal years ended July 31, 2003 and July 31, 2004. For the fiscal period August 1, 2004 to December 1, 2004, the following fees were billed.

                                                       TOTAL NON-AUDIT FEES
                                                      BILLED TO ADVISER AND
                                                         ADVISER ENTITIES
                                                       (ENGAGEMENTS RELATED      TOTAL NON-AUDIT FEES
                                                         DIRECTLY TO THE         BILLED TO ADVISER AND
                              TOTAL NON-AUDIT FEES   OPERATIONS AND FINANCIAL      ADVISER ENTITIES
    FUND                         BILLED TO FUND         REPORTING OF FUND)      (ALL OTHER ENGAGEMENTS)   TOTAL
    ------------------------------------------------------------------------------------------------------------
    Preferred Convertible...         $2,655                     $0                        $0              $2,655
    Preferred Convertible
      2.....................          2,694                      0                         0               2,694
    Quality Preferred.......          4,072                      0                         0               4,072
    Quality Preferred 2.....          5,476                      0                         0               5,476
    Quality Preferred 3.....          3,121                      0                         0               3,121

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. Generally, the audit committee must approve each Fund's independent auditor's engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent auditors for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the audit committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by Ernst & Young LLP to each Fund or the Adviser or Adviser Entities were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. The audit committee has considered whether the provision of non-audit services rendered by Ernst & Young LLP to the Adviser and Adviser Entities that were not required to be pre-approved by the audit committee is compatible with maintaining Ernst & Young LLP's independence.

APPOINTMENT OF INDEPENDENT AUDITORS

Each Board has appointed Ernst & Young LLP, independent registered public accounting firm, as independent auditors to audit the books and records of each Fund for its fiscal year. A representative of Ernst & Young LLP will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders' questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in each Fund, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

SECTION 16(A) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of a Fund's equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange or American Stock Exchange, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable
Section 16(a) filing requirements during its last fiscal year, except that with respect to Real Estate, Mr. Schwertfeger made two late filings on Form 4. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund's equity securities.

INFORMATION ABOUT THE ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Founded in 1898, Nuveen and its affiliates had $115 billion of assets under management as of December 31, 2004. Nuveen is a publicly-traded company and a majority-owned subsidiary of The St. Paul Travelers Companies, Inc., 385 Washington Street, St. Paul, Minnesota 55102, a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.

SHAREHOLDER PROPOSALS

To be considered for presentation at the annual meeting of shareholders of the Funds to be held in 2006, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than October 20, 2005. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than January 3, 2006. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

SHAREHOLDER COMMUNICATIONS

Fund shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the chair of the nominating and governance committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives.

FISCAL YEAR

The last fiscal year end for each Fund, except Real Estate, Diversified Dividend, Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2, Quality Preferred 3 and Tax-Advantaged was September 30, 2004. The last fiscal year end for Real Estate, Diversified Dividend, Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2, Quality Preferred 3 and Tax-Advantaged was December 31, 2004. The fiscal year end of Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2 and Quality Preferred 3 changed from July 31 to December 31, effective August 1, 2004.

ANNUAL REPORT DELIVERY

Annual reports will be sent to shareholders of record of each Fund following each Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meetings. However, if other matters are properly presented to the Annual Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Jessica R. Droeger
Vice President and Secretary

February 17, 2005

                                                                      APPENDIX A

                     NUVEEN MANAGEMENT INVESTMENT COMPANIES

                            AUDIT COMMITTEES CHARTER

                             Revised February, 2004

ORGANIZATION AND MEMBERSHIP

There shall be a committee of each Board of Directors/Trustees (the "Board") of the Nuveen Management Investment Companies (the "Funds" or, individually, a "Fund") to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the New York Stock Exchange, the American Stock Exchange, Section 10A of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission"). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee's "financial expert" as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

STATEMENT OF POLICY, PURPOSE AND PROCESSES

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds, (2) the quality and integrity of the financial statements of the Funds, (3) the Funds' compliance with legal and regulatory requirements, and (4) the independent auditors' qualifications, performance and independence. In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds' internal auditor, and the Funds' independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund's annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit

Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, "Nuveen") or the Funds' independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds' independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

RESPONSIBILITIES

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. The Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

     With respect to Fund financial statements:

        1. Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds' disclosures in its periodic reports under "Management's Discussion and Analysis."

        2. Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors' review of the Funds' financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman's judgment.

        3. Discussing with management the Funds' press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

        4. Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies, and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

        5. Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

        6. Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

        7. Discussing with Fund management the Funds' major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

        8. Reviewing disclosures made to the Audit Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls.

     With respect to the independent auditors:

        1. Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

        2. Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors' evaluation of the Funds' financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management's response, including any restrictions on the scope of the independent auditor's activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

        3. Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

        4. Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor's independence. After reviewing the foregoing report[s] and the independent auditor's work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

        5. Reviewing any reports from the independent auditors mandated by
           Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds' financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

        6. Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

        7. Establishing and recommending to the Board for ratification policies for the Funds', Fund management or the Fund adviser's hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

        8. Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

     With respect to any internal auditor:

        1. Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

        2. Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

     Other responsibilities:

        1. Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser's counsel and independent counsel to the Board legal matters that may have a material impact on the Fund's financial statements or compliance policies.

        2. Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

        3. Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

        4. Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

        5. Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds' financial statements or accounting policies.

        6. Obtaining reports from management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations.

        7. Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements, the performance and independence of the Funds' independent auditors, or the performance of the internal audit function.

        8. Performing any special reviews, investigations or oversight responsibilities requested by the Board.

        9. Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

       10. Undertaking an annual review of the performance of the Audit
           Committee.

       11. Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

                                                                      APPENDIX B

                              AMENDED AND RESTATED
                  NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.  NOMINATING AND GOVERNANCE COMMITTEE: MEMBERSHIP AND PURPOSE

The Nominating and Governance Committee shall be composed entirely of independent directors of the Board with one independent director elected as chair of the committee. The term "independent director" as used in this Charter means any director or trustee who is not an "interested person" of the Funds as such term is defined in the Investment Company Act of 1940, as amended, and any rules or regulations adopted thereunder (the "1940 Act").

The purpose of the Committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to the Funds' Board of Directors, and matters related thereto. In addition, the Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of Committee members, the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto.

II.  BOARD: SELECTION AND TENURE

        A. The Committee shall periodically review the composition of the Board of Directors, including its size and mix of skills, experience, and background.

        B. The Committee shall, as part of the recruitment process, and with the assistance of its counsel, define and clarify the duties and responsibilities of Board members. In performing this function, the Committee shall consider, among other things, legal and fiduciary duties; expectations regarding preparation, attendance, and participation at meetings; fund ownership; and limitations on investments.

        C. The Committee shall make nominations for director membership on the Board of Directors, with input from various sources as the committee deems necessary. The Committee shall evaluate the members of the current Board of Directors and identify, recruit and evaluate candidates for Board membership, including evaluation of their independence from the Funds' investment adviser and other principal service providers, including any affiliates of such persons, if applicable. The Committee shall consider the effect of any relationships beyond those delineated in the 1940 Act and any other applicable federal securities laws and regulations and rules and regulations of self-regulatory organizations that might impair their independence, e.g., business, financial or family relationships with the Funds' investment adviser and service providers, including any affiliates of such persons.

        D. The Committee shall review on an annual basis questionnaires completed by all directors regarding their independence.

        E. The Committee shall periodically review and make recommendations with regard to the tenure of the directors, including term limits and/or age limits.

        F. The Committee shall look to many sources for recommendations of qualified directors. These sources shall include current directors, members of the management company, current security holders of the Funds, third party sources and any other persons or entities as may be deemed necessary or desirable by the Committee. The Committee may, but shall not be required to, develop and establish additional material elements of the foregoing policy in furtherance of the objectives and elements currently stated therein.

        G. The Committee may, but shall not be required to, establish necessary or desirable minimum qualifications to be possessed by all nominees and may also establish specific qualities or skills to be possessed by one or more directors.

III.  COMMITTEES: SELECTION AND REVIEW

        A. Subject to the approval of the full Board, the Committee shall review committee assignments at least annually and make nominations for director membership on all committees. The committee shall also recommend to the full Board the chair of each committee.

        B. The Committee shall periodically review and make recommendations to the full Board regarding the responsibilities and charters of any committee (other than the Audit Committee) of the Board, the continuing need for each committee, the need for additional committees, and the need or desire to combine or reorganize committees.

IV.  BOARD: EDUCATION AND OPERATIONS

        A. The Committee shall periodically review and make recommendations concerning continuing education for incumbent directors and appropriate orientation materials and procedures for new directors.

        B. The Committee shall periodically review and make recommendations concerning the organization of Board of Directors meetings, including the frequency, timing, content, and agendas of the meetings.

        C. The Committee shall evaluate the performance of the Board at least annually, with a view towards enhancing its effectiveness.

        D. The Committee shall establish a process by which security holders will be able to communicate in writing with members of the Board of Directors via regular mail. The Manager of Fund Board Relations, or such other person designated by the Committee, shall assist the Committee in developing and implementing this process. The process will also provide that the Manager of Fund Board Relations, or such other person designated by the Committee, will be appointed to administer the operations of the communications process established hereunder. Written communications to directors should be addressed to the Funds at the address of the principal offices of the Funds, which currently is 333 West Wacker Drive, Chicago, Illinois 60606. If the communication is intended for a specific director and so indicated it will be sent only to that director. If a communication does not indicate a specific director it will be sent to the Chair of the Committee and the outside counsel to the independent directors for further distribution as deemed appropriate by such persons. The Committee is hereby authorized to oversee the administration, implementation and maintenance of this communications process and further develop and refine this process as deemed necessary or desirable by the Committee.

        E. The Committee shall establish a policy relating to attendance by directors at annual meetings of the Funds.

V.  OTHER POWERS AND RESPONSIBILITIES

        A. The Committee shall monitor the performance of legal counsel, and any other service providers (other than the independent auditors, which are monitored by the Audit Committee) that are chosen by the directors, and shall supervise counsel for the independent directors.

        B. The Committee shall periodically review and make recommendations regarding director compensation to the full Board of Directors.

        C. The Committee shall have the resources and authority to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

        D. The Committee shall be authorized to adopt Key Practices to further develop, clarify and implement its duties and responsibilities as set forth in this Charter, which Key Practices may be amended and/or restated from time to time upon the approval of a majority of the members of the Committee.

                           [NUVEEN INVESTMENTS LOGO]

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                           NAN0305

                                 (NUVEEN LOGO)

                               NUVEEN INVESTMENTS

Nuveen Investments
333 West Wacker Dr.
Chicago IL 60606
www.nuveen.com

                            Nuveen Closed-End Funds
                               [Insert Fund Name]
               Municipal Auction Rate Cumulative Preferred Shares

                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-690-6903 and follow the recorded instructions.

2. On the Internet at www.proxyweb.com, and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope, to Proxy Tabulator, PO Box 9122, Hingham, MA 02043.

                  **** CONTROL NUMBER: 999 999 999 999 98 ****

                THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND

             FOR AN ANNUAL MEETING OF SHAREHOLDERS, MARCH 22, 2005

The Annual Meeting of shareholders will be held in the 31st Floor Conference Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois on Tuesday, March 22, 2005, at 10:00 a.m., Chicago time. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on March 22, 2005, or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET (www.proxyweb.com).

                                        Date:
                                             ----------------------------------
                                        SIGN HERE EXACTLY AS NAME(S) APPEAR(S)
                                        ON LEFT. (Please sign in Box)

                                        ---------------------------------------


                                        ---------------------------------------

                                        NOTE: PLEASE SIGN YOUR NAME EXACTLY AS
                                        IT APPEARS ON THIS PROXY. IF SHARES ARE
                                        HELD JOINTLY, EACH HOLDER MUST SIGN THE
                                        PROXY. IF YOU ARE SIGNING ON BEHALF OF
                                        AN ESTATE, TRUST OR CORPORATION, PLEASE
                                        STATE YOUR TITLE OR CAPACITY.

PLEASE FILL IN ONE OF THE BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]

PLEASE DO NOT USE FINE POINT PENS.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

1.         Election of Board Members:

                                                                               FOR NOMINEES         WITHHOLD
(01)       Robert P. Bremner                                                  listed at left        AUTHORITY
(02)       Lawrence H. Brown            (06)     William J. Schneider       (except as marked    to vote for all
(03)       Jack B. Evans                (07)     Timothy R. Schwertfeger     to the contrary)    nominees listed
(04)       William C. Hunter            (08)     Judith M. Stockdale               [ ]               at left
(05)       David J. Kundert             (09)     Eugene S. Sunshine                                    [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided below.)

-----------------------------------------------------------------

                          PLEASE SIGN ON REVERSE SIDE

                                 (NUVEEN LOGO)

                               NUVEEN INVESTMENTS

Nuveen Investments
333 West Wacker Dr.
Chicago IL 60606
www.nuveen.com

                            Nuveen Closed-End Funds
                               [Insert Fund Name]
                                 Common Shares

                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-690-6903 and follow the recorded instructions.

2.      On the Internet at www.proxyweb.com, and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope, to Proxy Tabulator, PO Box 9122, Hingham, MA 02043.

                  **** CONTROL NUMBER: 999 999 999 999 98 ****

                THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND

             FOR AN ANNUAL MEETING OF SHAREHOLDERS, MARCH 22, 2005

The Annual Meeting of shareholders will be held in the 31st Floor Conference Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Tuesday, March 22, 2005, at 10:00 a.m., Chicago time. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on March 22, 2005, or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET (www.proxyweb.com).

                                         Date:
                                              ---------------------------------
                                         SIGN HERE EXACTLY AS NAME(S) APPEAR(S)
                                         ON LEFT. (Please sign in Box)

                                         ---------------------------------------


                                         ---------------------------------------

                                         NOTE: PLEASE SIGN YOUR NAME EXACTLY AS
                                         IT APPEARS ON THIS PROXY. IF SHARES ARE
                                         HELD JOINTLY, EACH HOLDER MUST SIGN THE
                                         PROXY. IF YOU ARE SIGNING ON BEHALF OF
                                         AN ESTATE, TRUST OR CORPORATION, PLEASE
                                         STATE YOUR TITLE OR CAPACITY.

PLEASE FILL IN ONE OF THE BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]

PLEASE DO NOT USE FINE POINT PENS.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

1.         Election of Board Members:

                                                                               FOR NOMINEES         WITHHOLD
(01)       Robert P. Bremner            (05)     David J. Kundert             listed at left        AUTHORITY
(02)       Lawrence H. Brown            (06)     Judith M. Stockdale        (except as marked    to vote for all
(03)       Jack B. Evans                (07)     Eugene S. Sunshine          to the contrary)    nominees listed
(04)       William C. Hunter                                                       [ ]               at left
                                                                                                       [ ]


(INSTRUCTION:  To withhold authority to vote for any
individual nominee(s), write the number(s) of the nominee(s) on the line provided below.)
-------------------------------------------------------------------

                          PLEASE SIGN ON REVERSE SIDE